UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2013


                          Red Giant Entertainment, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    001-34039                   98-0471928
(State or other Jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

 614  Hwy. 50, Suite 235, Clermont, FL                              34711
(Address of principal executive offices)                          (Zip code)

                                 (866) 926-6427
              (registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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EXPLANATORY  NOTE: This Amendment to Current Report on Form 8-K/A is being filed to include the letter required under Item 4.01.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a. On April 3, 2013, Red Giant Entertainment, Inc. (the "Company) was informed that our registered independent public accountant, MartinelliMick PLLC, of Spokane, Washington, ("MMPLLC") had resigned.

b. MMPLLC's report on the financial statements for the year ended August 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Through the period covered by the financial audit for the year ended August 31, 2012 and including its review of financial statements of the quarterly periods through November 30, 2012 there have been no disagreements with MMPLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MMPLLC would have caused them to make reference thereto in their report on the financial statements, except for unresolved issues relating to audit disclosures and the auditors have requested additional information to support the representations previously given to them by the Company. Through the interim period April 3, 2013 (the date of resignation of the former accountant), there have been no disagreements with MMPLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MMPLLC would have caused them to make reference thereto in their report on the financial statements, except for unresolved issues relating to audit disclosures and the auditors have requested additional information to support the representations previously given to them by the Company.

     The Company believes that any unresolved issues and the subsequently requested information to support the prior representations, if supplied prior to MMPLLC's resignation, would not have resulted in any material change in the Company's financial statements and financial position and its results of operations and cash flow for each of the periods that MMPLLC performed auditing services.

d. We have authorized MM to respond fully to the inquiries of the successor accountant

e. During the years ended August 31, 2012 and December 31, 2011 and the interim period through April 8, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. On April 7, 2013, the Company provided a copy of the foregoing disclosures to MM prior to the date of the filing of this Report and requested that MM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter of MMPLLC is attached hereto as Exhibit 16.1 to this Current Report.

(2)  NEW INDEPENDENT ACCOUNTANTS:

a. Following approval by the Board of Directors on April 4, 2013, on April 5, 2013 the Company engaged Drake, Klein, Messineo, CPAs PA ("DKM") of Clearwater, Florida, as its new registered independent public accountant. During the years ended August 31, 2012 and December 31, 2011 and prior to April 8, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by DKM, in either case where written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.                   DESCRIPTION                           LOCATION
-----------                   -----------                           --------
16.1          Letter of MartinelliMick  PLLC dated April       Provided herewith
              10, 2013 concerning its resignation as principal independent registered public accounting firm.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Red Giant Entertainment, Inc.


Dated: April 10, 2013                    /s/ Benny Powell
                                         ---------------------------------------
                                         Benny Powell
                                         Chief Executive Officer

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